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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ___________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 27, 2001
                        (Date of earliest event reported)



                        Community Bankshares Incorporated
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                   0-13100                    54-1290793
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)


           P.O. Box 29569
          Richmond, Virginia                                23242
(Address of Principal Executive Offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 360-2222


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Item 5.    Other Events.

     The press release issued by the Registrant on September 21, 2001 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99  Press release issued by the Registrant on September 21, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Community Bankshares Incorporated
                                        (Registrant)



Date:  September 27, 2001               By: /s/ Ray A. Fleming
                                            ------------------
                                        Ray A. Fleming
                                        Chief Financial Officer



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                                  Exhibit Index
                                  -------------


  Exhibit No.    Description
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      99         Press release issued by the Registrant on September 21, 2001.


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